Fees Summary	Feb. 26, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	16,091.59
Total Transaction Valuation	116,521,288.43
Total Offset Amount	16,091.59
Net Fee	$ 0.00